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                                                Exhibit 10


             FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
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     This First Amendment to Employment Agreement is made and
entered into as of November 28, 1995, by and between Kaiser Aluminum Corporation ("KAC") and Kaiser Aluminum & Chemical Corporation ("KACC") which are collectively referred to herein as the "Company" and George T. Haymaker, referred to herein as "Haymaker." The Company and Haymaker are collectively referred to herein as the "Parties."

     WHEREAS, the Company and Haymaker entered into an Employment
Agreement on and as of April 1, 1993 (the "Agreement"); and

     WHEREAS, the Parties now desire to amend the Agreement, in accordance with Section 15 thereof, as hereinafter stated.

     NOW, THEREFORE, the Parties do covenant and agree and amend the Agreement as follows:

     1. Sections 3 and 4 of the Agreement are amended to read as follows (with the language added underscored):

     3.  SALARY AND BONUS

          The Company shall pay Haymaker a base salary at
     the rate of $450,000.00 per annum commencing at the
     time Haymaker begins his employment with the Company. Haymaker's salary payments shall be made in accordance with the usual practices for KACC's salaried employees
     as in effect from time to time and which, at the date
     of this Agreement, is to pay one-half of each salaried employee's monthly salary twice per month. Haymaker's salary shall be subject to review and possible change
     on an annual basis in accordance with the usual
     practices and policies of KACC.  No change in
     Haymaker's compensation shall, without his consent,
     reduce his base annual salary to less than $450,000.00. Haymaker shall also be and hereby is designated a
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     participant in the Kaiser 1995 Executive Incentive
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     Compensation Program (commonly referred to as the "Total
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     Comp Plan") which was approved by the Boards of Directors of
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     the Company on March 31, 1995. Pursuant to such program,
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     Haymaker shall be a participant in the Long Term Incentive
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     portion of the program for the Performance Period of 1994-
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     96, for the Performance Period 1995-97 and his incentive
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     targets for purposes of the program will be established in
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     the same fashion as for other participants in the program
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     except that (i) allocation of Total Compensation Target
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     among Base Salary and Total Incentive Target for 1994 shall
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     be $450,000.00 to Base Salary and the remainder of the Total
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     Compensation Target (with no 1994 Short Term Incentive
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     Target established and the Long
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     Term Incentive Target established at seventy-five percent
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     (75%) of the Total Incentive Target); and (ii) 1995
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     allocation of Total Compensation Target among Base Salary
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     and Total Incentive Target for 1995 shall be $468,000
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     allocated to Base Salary with the balance of the Total
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     Compensation Target allocated to the Total Incentive Target.
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     Except as otherwise specifically determined by the
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     Compensation Committee, such allocation of that amount of
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     Base Salary and Total Incentive Target for Haymaker in years
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     subsequent to 1995 during the term of the Agreement shall be
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     made in the same manner as the 1995 allocation.
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     Notwithstanding the foregoing, and in light of Haymaker's
     employment during less than the full year in 1993, Haymaker shall not be paid a bonus for calendar/fiscal year 1993.
     Any bonus which would otherwise be payable to Haymaker in a subsequent year shall be prorated for the portion of such year during which Haymaker is employed by the Company (i) in the event that either Haymaker or the Company terminates such employment or (ii) in the event of Haymaker's death or permanent disability prior to December 31 of such year.

     4.  GRANT OF STOCK OPTIONS

          KAC and KACC hereby agree that they will adopt a
     stock and/or stock option based incentive plan (the
     "Option Plan") for their executives and selected key employees and to cause such plan to be presented for approval  by their respective stockholders prior to
     mid-year 1993.  Upon approval and adoption of such
     Option Plan, the Company shall grant to Haymaker
     options on 100,000 shares of KAC common stock with an
     option exercise price equal to the fair market value of
     such stock on the date of grant as determined in
     accordance with terms of the Option Plan.  Except as
     provided in Section 10, said stock options shall vest
     and become exercisable under the plan at the rate of
     20% of the grant on each anniversary of the date of
     grant for a period of five (5) years.  Haymaker also
     shall be considered for additional grants under the
     Executive Incentive Compensation Program at such times
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     as KAC or KACC may periodically consider awards under the
     provisions and by way of implementation of the Executive
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     Incentive Compensation Program.  The Option Plan shall
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     provide that options vested at the time of Haymaker's death, disability or termination of employment for any reason (including such options as to which Haymaker may become vested by reason of termination of his employment by the Company without cause) shall continue to be exercisable by Haymaker or his personal representative for the period of time following such death, disability or termination as shall be specified in the grant of options.
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     2.   Section 6a of the Agreement is amended to read as
follows (with the language added underscored):

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     6.  SUPPLEMENTAL EXECUTIVE RETIREMENT BENEFIT ("SERB")

          a.  Benefit, Service Credit and Offsets

               KACC shall hereby agree to provide Haymaker
     with a Supplemental Executive Retirement Benefit
     ("SERB") providing an annual retirement benefit
     beginning at age 62 or thereafter which calculates the
     amount of his Kaiser Retirement Plan for Salaried
     Employees (the "KRP") pension without consideration of
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     tax code limitations so as to give 25 years service credit
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     for Haymaker's prior service as an employee of ALCOA.
     Subject to the provisions of Section 6b, below, any and all amounts due Haymaker under his ALCOA or affiliated company pension or retirement plan, his regular KRP, and the Kaiser
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     Supplemental Benefit Plan (to the extent the value thereof
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     represents contributions by the Company rather than
     contributions by Haymaker) provided by the Company other
     than the SERB and social Security payments projected to be payable to Haymaker or for his benefit shall be credited toward and shall reduce the benefits payable under the SERB. Payment of SERB benefits shall be lump sum distribution for
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     either Haymaker's retirement or spousal benefit.  The method
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     of calculation of the total amount due from the combination
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     of KASBP and SERB will be consistent with that used to
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     determine supplemental pension benefits as is used for other
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     Kaiser executives from KASBP, except for the addition of the
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     deemed twenty-five years of service, and the deduction of
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     the ALCOA pension.
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     3.   Section 8 of the Agreement is amended to read as
follows (with the language added underscored):

     8.  EMPLOYEE BENEFITS AND PROGRAMS

          Haymaker shall be entitled to participate, along
     with his dependents where applicable, in the usual
     employee benefit programs and policies of KACC such as medical, hospital and dental plans, group insurance plans, long-term disability and accidental death and
     travel accident plans.  Haymaker shall be credited with
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     25 years service for purpose of determining his eligibility
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     to receive retiree medical benefits from the Company.  It is
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     understood and agreed by the Parties, however, that it is
     not the intention of this Agreement to duplicate any benefit, plan or item of compensation. Accordingly, although the benefits of this Agreement may be provided, wholly or in part, through or by means of a KACC plan which also provides benefits to some other employees or executives (e.g. the bonus plan) or as a supplement to such plan, the specific provisions of this Agreement shall not work so as to provide benefits which are wholly or partially duplicative of or of the same nature as those provided under any such plan. The Company

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     shall have the right to reduce any benefit specifically
     provided for by this Agreement to the extent that the same or an economically equivalent similar benefit is provided to Haymaker by a KACC plan. To the extent that it may do so under any such employee benefit plan, program or policy as to which Haymaker shall participate, KACC shall:

               (i) waive any waiting time or initial
          time in service eligibility requirement for full participation by Haymaker (and his spouse and dependents where applicable); and

               (ii) provide coverage under such plan,
          policy or program without disqualification as to prior condition as the same might otherwise relate to the back condition of Haymaker's spouse.

     IN WITNESS WHEREOF the Parties have signed this First
Amendment to Employment Agreement as of the date first above written.

Haymaker                           The Company
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                                   Kaiser Aluminum Corporation

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George T. Haymaker, Jr.
                                   By:
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                                        Anthony R. Pierno
                                        Vice President and
                                        General Counsel


                                   Kaiser Aluminum & Chemical
                                    Corporation



                                   By:
                                   --------------------------
                                        Byron L. Wade
                                        Vice President, Secretary
                                        and Deputy General
                                        Counsel

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